    SUPPLEMENT DATED FEBRUARY 20, 2014 TO YOUR PROSPECTUS DATED MAY 1, 2013

FUND MERGERS:

                MERGING FUND                                  ACQUIRING FUND
--------------------------------------------------------------------------------------------
      Huntington VA Income Equity Fund              Huntington VA Dividend Capture Fund
     Huntington VA Mid Corp America Fund                 Huntington VA Situs Fund

At a meeting of the Board of Trustees (the "Board") of The Huntington Funds (the "Trust") held on January 30, 2014, the Board considered and approved a proposal to reorganize the Merging Fund into the Acquiring Fund. Pursuant to the reorganization, the Merging Fund will liquidate by transferring substantially all of its assets to the Acquiring Fund. Shares of the Merging Fund will be closed to all new and subsequent investments effective as of the close of business on June 19, 2014. Pending distribution of a Prospectus/Information Statement to shareholders, the reorganization is scheduled to take place at the close of business on or about June 20, 2014.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on June 19, 2014. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be liquidated into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about June 20, 2014, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about June 20, 2014, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Effective as of the close of business on or about June 20, 2014, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

FUND LIQUIDATIONS:

The Board considered and approved the recommendation of Huntington Asset Advisors, Inc. to dissolve and liquidate the Huntington VA Growth Fund, Huntington VA Mortgage Securities Fund and Huntington VA Rotating Markets Fund ("Liquidating Funds) on or about the close of business on May 16, 2014.

                   LIQUIDATING FUNDS
--------------------------------------------------------------
               Huntington VA Growth Fund
        Huntington VA Mortgage Securities Fund
          Huntington VA Rotating Markets Fund

Effective as of the close of business on or about May 16, 2014, any Contract Value allocated to the Liquidating Funds' Sub-Accounts will be transferred to the Invesco V. I. Money Market Fund Sub-Account.

Due to the liquidation of the Funds, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Accounts, including program trades effective as of the close of business on May 15, 2014. You may transfer some or all of your Contract Value in the affected Sub-Accounts to other investment options currently offered by your Contract.

Also, effective as of the close of business on May 16, 2014:

    (i) any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Accounts will be terminated; and

    (ii) Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Invesco V.I. Money Market Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Liquidating Funds, all references to the Liquidating Funds in the prospectus are deleted.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-7551